UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(Address of principal executive offices)	(zip code)

(212) 653-0946
(Registrant’s telephone number, including area code)

_____________________________________________
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On December 4, 2017, Viking Energy Group, Inc. (the “Company” or “Viking”) filed with the State of Nevada an amendment to the Certificate of Designation for the Company’s Series C Preferred Stock, pursuant to which each share of Series C Preferred Stock would entitle the holder thereof to 10,000 votes on all matters submitted to the vote of the stockholders of the Company. No additional shares of preferred stock have been issued.

On December 6, 2017, the Company, through its wholly-owned subsidiary, Mid-Con Drilling, LLC (“Mid-Con”), entered into an agreement to purchase a 100% working interest in five new oil and gas leases in Allen and Woodson Counties in Kansas, comprising approximately 1,000 acres. The acquisition price is $480,000. The purchase will include an undivided interest in all oil and gas wells, equipment, fixtures and other personal property located upon the leased properties and used in connection with oil and gas operations upon the leases attributable to the working interests purchased by Viking, through Mid-Con. The transaction is conditional upon the seller providing updated title opinions with respect to the subject leases. The oil leases will be operated by the Company’s existing operator, S & B Operating, LLC, a subsidiary of Kansas Resource Development Company (“KRDC”). KRDC’s management team specializes in formulating and operating water-flood enhanced oil recovery programs. The transaction is scheduled to close on or before December 31, 2017, with an effective date of December 1, 2017.

The foregoing descriptions of the amendment to the Certificate of Designation and the terms of the acquisition are qualified in their entirety by the full text of such amendment and the acquisition purchase agreement, filed as Exhibits 99.1 and 99.2, respectively, and incorporated by reference in, this report.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this report are forward-looking and subject to change. Examples of forward-looking statements include statements related to anticipated oil production and the number of potential drilling locations resulting from the acquisition. These forward-looking statements are subject to business and economic risk, reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Our actual results could differ materially from expected results expressed in forward-looking statements. We will not necessarily update information if any forward-looking statement later turns out to be inaccurate.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The exhibit listed in the following Exhibit Index is filed as part of this report:

Exhibit No.	Description

99.1	Certificate of Amendment to Certificate of Designation
99.2	Purchase and Sale Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Dated: December 8, 2017	By:	/s/ James Doris
James Doris
CEO & Director

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